UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 7, 2009 (December 31, 2008)
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	000-49887 (Commission File Number)	980363970 (I.R.S. Employer Identification No.)

Mintflower Place 8 Par-La-Ville Road Hamilton, HM08 Bermuda (Address of principal executive offices)	N/A (Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 31, 2008, Nabors Industries, Inc. and Nabors Industries Ltd. (the “Company”) entered into the following agreements:
•	Fifth Amendment to Amended and Restated Employment Agreement with Eugene M. Isenberg, the Company’s Chairman and Chief Executive Officer (the “CEO Amendment”); and

•	Fourth Amendment to Amended and Restated Employment Agreement with Anthony G. Petrello, the Company’s Deputy Chairman, President and Chief Operating Officer (the “COO Amendment” and together with the CEO Amendment, the “Amended Agreements”).
The CEO Amendment amends Mr. Isenberg’s Employment Agreement (effective as of October 1, 1996, as amended on June 24, 2002, July 17, 2002, December 29, 2005 and March 10, 2006, collectively, the “CEO Employment Agreement”).
The COO Amendment amends Mr. Petrello’s Employment Agreement (effective as of October 1, 1996, as amended on June 24, 2002, July 17, 2002, and December 29, 2005, collectively, the “COO Employment Agreement”).
The CEO Amendment and the COO Amendment conform the CEO Employment Agreement and the COO Employment Agreement, respectively, to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the final Treasury Regulations related thereto (“409A”).
As required under 409A for all “specified employees” (generally defined under 409A as the fifty highest paid officers at a public company), the Amended Agreements provide that receipt of any cash payments and certain benefits to be provided following any separation from service are subject to a six-month waiting period. Also as required under 409A, the Amended Agreements include definitive provisions regarding the form and timing of certain payments.
The CEO Amendment and the COO Amendment are included in this Form 8-K as Exhibit 10.1 and 10.2 respectively and are incorporated herein by reference; they should be read in their entirety for a complete description of their provisions and the summary of their material terms in this report is qualified in its entirely by the text of such provisions.
This Form 8-K is being filed in order to satisfy the filing requirements of Form 8-K which require a filing upon the amendment of any material compensatory agreement between the registrant and the registrant’s principal executive officer or named executive officer.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Document Description

10.1	Fifth Amendment to Amended and Restated Employment Agreement, dated December 31, 2008, among Nabors Industries, Inc., Nabors Industries Ltd. and Eugene M. Isenberg

10.2	Fourth Amendment to Amended and Restated Employment Agreement, dated December 31, 2008, among Nabors Industries, Inc., Nabors Industries Ltd. and Anthony G. Petrello

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 7, 2009	Nabors Industries Ltd.
/s/ Mark Andrews
Mark Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Fifth Amendment to Amended and Restated Employment Agreement, dated December 31, 2008, among Nabors Industries, Inc., Nabors Industries Ltd. and Eugene M. Isenberg

10.2	Fourth Amendment to Amended and Restated Employment Agreement, dated December 31, 2008, among Nabors Industries, Inc., Nabors Industries Ltd. and Anthony G. Petrello

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